P A G E / 1 CAPITAL MARKETS DAY M A R C H 2 0 2 2

P A G E / 2 Forward-Looking Statements This presentation includes certain statements that are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “planned,” “predict,” “potential,” “seem,” “seek,” “target,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to: market opportunity and expectations; statements relating to our future performance, including estimates and forecasts of financial and performance metrics; manufacturing capacity at our facilities; our proposed hydrogen fueling ecosystem structure and the anticipated benefits thereof, including our mobile charging and fueling stations; timing of revenue generation, expected delivery of our trucks, prototyping and vehicle testing, volume production, as well as other milestones; expected performance levels and specifications of our trucks; terms and potential benefits of planned or future collaborations with strategic partners; our planned dealer and service network, including geographical coverage and expected warranty; our beliefs with respect to component level challenges and any potential impact on our business; expected customer engagements; potential value of regulatory incentives; future capital expenditures; and our business model and related assumptions. These statements are based on various assumptions and on the current expectations of management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond our control. These forward looking statements are subject to a number of risks and uncertainties, including: the failure to realize the anticipated benefits of planned collaborations or to enter into definitive documentation related thereto; design and manufacturing changes and delays; general economic, financial, legal, regulatory, political and business conditions and changes in domestic and foreign markets; the potential effects of COVID-19, including disruptions to our supply chain, employees, operations, sales and overall market conditions; component shortages and supply chain constraints; demand for and customer acceptance of our trucks; risks associated with development and testing of fuel-cell power modules and hydrogen storage systems; risks related to the rollout of our business and the timing of expected milestones; the effect of competition on our business; customer satisfaction with our trucks; the level of customer orders and our ability to deliver trucks to meet orders; the outcome of legal, regulatory and judicial proceedings to which we are, or may become a party; the availability of capital; our stock price and general stock market volatility; the impact of political and economic instability and geopolitical tensions, including outbreak of hostilities, wars, or other acts of aggression, such as the current conflict in Ukraine, terrorism and political unrest, boycotts, curtailment of trade, government sanctions and other business restrictions; and the factors, risks and uncertainties regarding our business described in the “Risk Factors” section of our annual report on Form 10-K for the year ended December 31, 2021, as amended, filed with the SEC in addition to our subsequent filings with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that we presently not know or that we currently believe is immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect our expectations, plans or forecasts of future events and views as of the date of this presentation. We anticipate that subsequent events and developments will cause these assessments to change. We disclaim any obligation to update these forward-looking statements in the future. These forward-looking statements speak only as of the date hereof and should not be relied upon as representing our assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Trademarks Nikola and the Nikola logo are trademarks of Nikola Corporation. All other trademarks and service marks are the property of their respective owners. Copyright © 2022 Nikola Corporation

P A G E / 3 S E C T I O N P R E S E N T E R S • Over 20 years of experience building and managing companies in the manufacturing industry • Served as president and COO of Worthington Industries (NYSE:WOR) • Previously, served as General Manager of Engineered Aerospace Products at Alcoa Corp. (NYSE:AA) • Education: BS from Weber State University and JD from Brigham Young University • Over 20 years of experience in principle investments, private equity, investment banking, corporate restructuring, and operational performance improvements • Served as Partner and Sr. Managing Director at Solic Capital • Previously, served as CFO and General Manager for various companies in manufacturing, business services, and healthcare • Education: BS from Brigham Young University and MBA from Northwestern’s Kellogg Graduate School of Management MARK RUSSELL CHIEF EXECU TIVE OFFICER KIM BRADY CHIEF F INANCIAL OFFICER

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NIKOLA®

TRANSPARENCY | QUALITY | COLLABORATION | HUMILITY | SAFETY

OUR VALUES

DRIVE **FORWARD**
MOVE **FAST**
WORK **OUTWARD**
ACT AS **OWNERS**

We **WORK OUTWARD** by considering the impact our efforts have on each other, our partners, and our customers

NIKOLA

P A G E / 5 01 02 COMPANY INTRODUCTION 03 TRUCK PORTFOLIO - BEV - FCEV BUSINESS MODEL WALKTHROUGH 07 REGULATORY 08 PEOPLE 06 COMMERCIAL STRATEGY 04 MANUFACTURING 05 H2 FUELING ECOSYSTEM TABLE OF CONTENTS

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SUMMARY OF KEY VALUE DRIVERS


CLASS 8 TRUCKS
TRE BEV
TRE FCEV
NEXT GEN
+
H_2 FUELING ECOSYSTEM
PRODUCTION
Nikola Energy Supply & Trading (ES&T)
DISPENSING

LARGE TAM ADDRESSED BY DIFFERENTIATED BUSINESS MODEL

- $600B global TAM addressed by "bundled lease" offering of FCEV trucks, hydrogen fuel, and truck services
- Compelling product offerings of BEV and FCEV trucks to address short-haul and medium-haul applications

STRONG STRATEGIC PARTNERSHIPS

- Strategic partners with industry leaders to help drive execution and increase speed to market
- Expansive strategic partnerships span the entire truck and hydrogen ecosystem

MARKET-LEADING PRODUCTS

- BEV and FCEV product offerings address the short, medium, and long-haul segments of class 8 trucks
- Expected category-leading vehicles specifications and performance for BEV and FCEV

CAPITAL EFFICIENT HYDROGEN ECOSYSTEM STRATEGY

- Partnership model enables Nikola to achieve asset-light and capital-efficient H_2 infrastructure development while preserving and optimizing value creation and profit margin
- Nikola's FCEV fuel demand provides a catalyst for investment from strategic and financial partners, reducing the equity requirements from parent co. for H_2 ecosystem buildout

ROBUST MANUFACTURING CAPACITY

- Manufacturing capacity for up to ~2,400 trucks by Q1 2022 and ~20,000 trucks by Q1 2023 in Coolidge, AZ[1]
- Start of BEV truck series production expected to begin the end of Q1 2022 (Coolidge, AZ)

PATH TO MEANINGFUL REVENUE GENERATION EXPECTED IN 2H 2022

- Expect to deliver 300 – 500 BEV trucks largely in 2H 2022, when critical components become more available[2]
- Backlogs of LOIs, MOUs, and POs expected to increase as Nikola produces and delivers production Tre BEVs in 2022 and into 2023

1) *Expected assembly line capacity Coolidge, AZ, facility running 2 shifts*
2) *Plant capacity only. Actual truck production expected to be 300 – 500 units in 2022 due to parts shortage*

NIKOLA

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RECENT SUCCESSES

Nikola continues to execute on stated goals, building toward a zero-emission future

RECENT EXECUTIONAL MILESTONES

CUSTOMER FLEET PILOT TESTING

- Successful deliveries of test units for on-road milage accumulation
  - BEV (TTSI)
  - FCEV (Anheuser-Busch)

START OF PRODUCTION

- 40 pre-series truck builds
- Start of production commenced Mar 21, 2022

STRONG CUSTOMER MOMENTUM

- High-profile customer wins with leading truck fleet operators
- Up to 425 Tre BEV and up to 1,010 Tre FCEV trucks under LOI / MoU / PO

EXPANDED PARTNER ECOSYSTEM

- Secured key strategic partnerships (TC Energy, TA, Opal Fuels)
- Expanded dealer and service networks

STRENGTHENED MANAGEMENT

- Michael Lohscheller joined as President of Nikola Motor division
- Lynn Forester de Rothschild joined as independent director

CONCLUDED SEC INVESTIGATION

- SEC settlement of $125 million civil penalty, payable in five installments over two years

NIKOLA

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INTRODUCTION: WE ARE NIKOLA

NIKOLA'S VISION: Be the leader in zero-emission commercial transportation, by building and managing the next generation truck and fueling ecosystem

COMPANY OVERVIEW

- Founded in 2015
- Headquartered in Phoenix, AZ
- As of March 2022, **~1,012 employees**
- **+$1.8B** of capital raised to-date[(1)]
- Business combination completed with VectoIQ and listed on NASDAQ in June 2020

STRATEGIC PARTNERS

OPAL FUELS, aps, TA, OGE, RIG360 SERVICE NETWORK, CNH INDUSTRIAL / IVECO, Hanwha, BOSCH, TC Energy, QUINN CAT, ABInBev, ALTA EQUIPMENT COMPANY

CLASS 8 TRUCKS + H$_2$ FUELING ECOSYSTEM



TRE BEV



TRE FCEV



NEXT GEN

PRODUCTION

Nikola Energy Supply & Trading (ES&T)
"Supply Co."

DISPENSING

1) Does not include undrawn value of equity line of credits (ELOCs) with Tumim Stone Capital LLC. As of Feb 2022 $409M remains undrawn on ELOCs

NIKOLA

P A G E / 9 NORTH AMERICA: $128B TAM ~$36B ~$63B ~$29B ~$600B TAM GLOBAL COMMERCIAL TRANSPORT ECOSYSTEM ~7M Trucks in Service D I F F E R E N T I AT E D B U S I N E S S M O D E L Unlike many competitors, Nikola intends to capture revenue throughout the entire commercial transport ecosystem G L O B A L M A R K E T O P P O R T U N I T Y (1) VS. Opportunity for Nikola to capture significantly more revenue per unit sold compared to traditional model F C E V BU N D L E D L E A S E I l l u s t r a t i v e - a c t u a l s m a y v a r y ~$231K VEHICLE (4) ~$413K FUEL (5) ~$105K SERVICE (6) TRADITIONAL MODEL(3) ~$749, 000 Fragmented value st ream VEHICLE FUEL SERVICE NIKOLA MODEL 100% of value to Nikola and Partners • Sales to FCEV bundled lease customers (2) • Sales to 3rd party customers o Other commercial vehicles o Passenger vehicles HYDROGEN FUEL $367B TAM(1) GLOBAL CLASS 8 TRUCK SERVICE $112B TAM(1) GLOBAL CLASS 8 TRUCKS $118B TAM(1) • BEV Sales directly to customers (2) • FCEV Sales via bundled lease (2) • Nikola bundled lease customers (2) • 3rd party BEV or FCEV customers FUEL 1) Based on proprietary research from ACT Research 2) Company estimates; subject to change 3) Estimated Total Cost of Ownership for traditional model in 2022 based on 7 years ownership 4) Represents cost of $170k ICE truck financed over 7-years or 700k miles 5) Based on DOE weekly avg. US diesel price for Jan – Mar 2022 x fuel efficiency of 6.7mpg x 700k miles 6) Assumes $0.17/mile over 700k miles (per ATRI cost of trucking 2021) SERVICETRUCK ILLUSTRATIVE PURPOSES ONLY; SUBJECT TO CHANGE

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STRONG STRATEGIC PARTNER ECOSYSTEM

Nikola's vision to decarbonize heavy-duty transportation is supported by a strong network of strategic partners

COLLABORATION PHILOSOPHY SINCE FOUNDATION IN 2015

- ✓ **First Partnership:** BOSCH *(2017)*
- ✓ Minimize Execution Risk
- ✓ Improve Speed to Market
- ✓ Reduce overall CAPEX / OpEx required to execute

2018

- JUL – Hanwha: Strategic collaboration for H_2 infrastructure services
- MAY – ABInBev: Agreement to provide up to 800 FCEV trucks

2019

- DEC – CNH Industrial / IVECO: EU JV and North America production alliance
- APR – OGE[1]: Collaboration to leverage OGE's pipeline for H_2 distribution in the EU

2020

- JAN – aps: Rate schedule and ACC reg. approval
- APR – TA: Collaboration to rollout nation's first commercial H_2 heavy-duty fueling station(s)
- APR – RIG360 Service Network: Sales and services at dealer locations announced totaling 105+ sales and service centers nationwide
- AUG – ALTA Equipment Company: Expansion to dealer network for Class 8 truck sales and service coverage
- SEP – BOSCH: Assembly and utilization of fuel-cell power modules using technology licensed from Bosch

2021

- SEP – QUINN CAT: Continued expansion of Class 8 truck sales and service coverage
- SEP – OPAL Fuels: Co-develop and construct hydrogen fueling stations and related infrastructure
- OCT – TC Energy: Development, construction, ownership and / or operation of large-scale clean hydrogen hubs

2022

- JAN – corcentric: Agreement to facilitate sales OF BEV and FECV

HYDROGEN HEAVY-DUTY VEHICLE INDUSTRY GROUP

Air Liquide | Shell | TOYOTA | HYUNDAI | nel | NEXTENERGY | NIKOLA

Signed agreement to industrialize global standard in hydrogen equipment

NIKOLA

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NIKOLA'S MANAGEMENT TEAM

EXECUTIVE TEAM


STEVE GIRKSY
Chairman of The Board
gm · Harvard Business School


MARK RUSSELL
CEO
BYU LAW · ALCOA · WORTHINGTON INDUSTRIES


KIM BRADY
Chief Financial Officer
NAVIGANT · Solic · Kellogg · CVS Caremark

CLASS 8 TRUCKS + H2 FUELING ECOSYSTEM




MICHAEL LOHSCHELLER
President, Nikola Motor
VW · OPEL


PABLO KOZINER
President, Energy & Commercial
PAUL HASTINGS · CATERPILLAR

PRODUCTS


MICHAEL ERICKSON
Global Head, BEV
POLARIS · Honeywell


MO WAZIR
Global Head, Product Development
gm


JASON ROYCHT
Global Head, FCEV
BOSCH

MANUFACTURING


MARK DUCHESNE
Global Head, Manufacturing
TOYOTA · TESLA

SUPPLY CHAIN


BRUNA CHIOSINI
Head, Supply Chain and Logistics
ZF · MERITOR

ENERGY FINANCE


CAREY MENDES
Group Head
bp

COMMERCIAL


MARK KEITH
Global Head
Solar Turbines · American Airlines

ENERGY SUPPLY & TRADING


ERIK MASON
Group Head
bp · RBC

TECH. & PRODUCT DEVELOPMENT


DONGHUI ZHANG
Group Head
Solar Turbines

PROJECT DEV. & OPERATIONS


RYAN MCGEACHIE
Group Head
bp · encana

NIKOLA

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THE NIKOLA TRE EVOLUTION

Leveraging the IVECO S-WAY has increased speed to market for Nikola's BEV and FCEV Tre programs

IVECO S-WAY

IVECO LAUNCHED
JAN 2019


IVECO

- Driver-centric design
- Europe focused

NIKOLA TRE: BEV

EXP. COMMERCIAL DELIVERIES:
Q2 2022



PRE-SERIES DEMO DELIVERY:
Q4 2021(TTSI)

- Redesigned cab
- **Platform Electrification (BEV)**
- Up to 350-mile zero-emission range

NIKOLA TRE: FCEV

EXP. COMMERCIAL DELIVERIES:
Q4 2023



ALPHA-SERIES DEMO DELIVERY:
Q1 2022(AB)

- Leverages existing Nikola Tre platform
- **Fuel-Cell integration (FCEV)**
- Up to 500-mile zero-emission range

SPECIFICATIONS SUBJECT TO CHANGE

P A G E / 1 3 N I KO L A’ S T R U C K P R O D U C T S Nikola is building strong momentum from recent customer wins that provide visibility into a pipeline for 2022 and beyond(1) 1) Subject to execution of definitive agreements or POs, and ability to deliver trucks; subject to order cancellation 2) HVIP has 100 unit per OEM limit + exemption for up to 50 drayage trucks (total 150) 8 0 0 (3) ( C o n t r a c t ) 1 0 0 (4) ( L O I ) 7 0 (4) ( L O I ) 4 0 ( L O I ) 3 0 (4) ( L O I ) 1 0 0 (4) ( L O I ) 1 0 ( O r d e r ) 1 0 0 (4) ( L O I ) 2 5 ( M O U ) 1 0 0 ( L O I ) 1 0 (4) ( L O I ) U P T O 4 2 5  Successful demos  Trucks to dealers  HVIP Activation(2)  Charging solutions  Defined regional priorities  Key region fueling plans  Successful demos 3) AB order for up to 800 FCEVs; subject to satisfaction of delivery timelines and vehicle specifications 4) LOIs based on satisfactory completion of the vehicle trials / demonstration programs 5 0 (3) ( L O I ) U P T O 1 , 0 1 0

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H_2 FUELING ECOSYSTEM[1]

Leverage strategic and financial partners to help fund the development of infrastructure (production and dispensing), while capturing value and optimizing margin due to Nikola's asset-light and capital-efficient approach

NIKOLA

H_2 FUELING ECOSYSTEM

1) PRODUCTION

- BUILD H_2 PRODUCTION
- PROCURE OTHER H_2 SUPPLY

NIKOLA + STRATEGIC & financial partnerS

TC Energy, aps, WV Resources

2) Nikola Energy Supply & Trading (ES&T)

"Supply Co."

- ENERGY OPTIMIZATION
- LOGISTICS & DISTRIBUTION
- ENERGY TRADING

OWNED/CONTROLLED BY NIKOLA

CONTROL H_2 MOLECULE THROUGHOUT ECOSYSTEM

3) DISPENSING

- BUILD STATIONS
- SELL H_2 TO NIKOLA + OTHER CUSTOMERS

NIKOLA + STRATEGIC & financial partnerS

OPAL FUELS, TA

1) Planned

NIKOLA

P A G E / 1 5 BEV OVERVIEW 01 02 COMPANY INTRODUCTION 03 TRUCK PORTFOLIO - BEV - FCEV BUSINESS MODEL WALKTHROUGH 07 REGULATORY 08 PEOPLE 06 COMMERCIAL STRATEGY 04 MANUFACTURING 05 H2 FUELING ECOSYSTEM 01 BEV OVERVIEW 02 PROGRAM STATUS TECHNOLOGY03 VALUE PROPOSITION 04

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SECTION PRESENTERS



MICHAEL ERICKSON
GLOBAL HEAD, BEV

- Nearly 30 years of experience in energy and durable goods & transportation; leading and growing manufacturing, and distribution businesses
- Joined Nikola as president of Powersports from 2018 - 2020
- Previously served as VP and General Manager of Lubrication Technologies
- Spent most of his career working for Honeywell (NYSE:HON) and Polaris Industries (NYSE:PII)
- Education: BS in Energy Management | Finance from Minnesota State University, Moorhead



LYNDON LIE
GLOBAL CHIEF ENGINEER, BEV

- Over 30 years of experience of design and engineering of cars and light trucks
- Previously VP of Engineering and Technology at TPI Composites
- Spent 28 years at GM, left as the Global Chief Engineer for the Cadillac CT6
- Education: BSEE from Oakland University l Exec MBA from Michigan State University

NIKOLA

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BEV OVERVIEW

State-of-the-art BEV trucks serve the short-to-medium haul needs of customers throughout the US and EU



TRE BEV

	TRE (US)	TRE (EU)
Sales Model	Direct Sales	
Expected Deliveries	Q2 2022	Q3 2023
Use Case	Short-Medium haul routes Return to Base Applications	
Estimated Range	Up to 350 miles[1]	
Anticipated Charge Time	~100 minutes[2]	
Nikola Advantage	Early Mover Advantage, Range Expected to be among the first commercially available zero-emission trucks to market	

1) *Actual range will vary and depend on speed, temperature, topography, and payload*
2) *Represents expected ~80% state-of-charge (SOC) via a 350kW charger or ~200 minutes via a 175kW charger*

SPECIFICATIONS SUBJECT TO CHANGE

NIKOLA

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BEV OVERVIEW

TRE BEV

TRUCKS & KEY SPECS



EXP. DELIVERIES 2022
300 - 500

Purpose-Built Electrified Platform

*Up to **350**[1] Mile Range*

***480kW / 645HP** Continuous*

***~100** Minutes Charge Time[2]*

USE CASE

- Metro-regional, return to base applications (i.e. inner city, drayage, etc.)
- Extended range allows for continuous operations (slip seating) on local routes or regional hauls with average range of 300 miles on a single charge

CUSTOMER DEMOS

TTSI	Covenant Transport	SAIA	HPA Hamburg Port Authority	7+ TO BE ANNOUNCED
JANUARY 2022	MARCH 2022	APRIL 2022[3]	JUNE 2022[3]	EXP. Q2 2022

ILLUSTRATIVE TIMELINE

2021

- ✓ **Q3 2021** – *Coolidge & Ulm production trials begin*
- ✓ **Q4 2021** – *First pre-series truck customer deliveries*

2022[3]

- ✓ **Q1 2022** – *Coolidge production begins*
- **Q2 2022** – *First production truck customer deliveries*
- **End of 2022** – *Deliver 300-500 Tre BEVs to customers*

2023[3]

- **Full Year 2023** – *Ramp up production*
- **Q2 2023** – *Ulm production begins*

SPECIFICATIONS SUBJECT TO CHANGE

1) *Actual range will vary and depend on speed, temperature, topography, and payload*
2) *Represents expected ~80% state-of-charge (SOC) via a 350kW charger or ~200 minutes via a 175kW charger*
3) *Expected; subject to change*

NIKOLA

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VALUE PROPOSITION

Zero-emissions class 8 truck trusted to **safely** deliver goods with class-leading **power** & **range**, and an enhanced **driver experience**



Modular[1] Battery with up to **350-mile range**

480kW/645HP Continuous

Maintenance & fuel **cost savings** for better TCO

Cabover design for **visibility** and **maneuverability**

Proven, safe, and **reliable platform**

Advanced **driver interface tech** and **connectivity**

SPECIFICATIONS SUBJECT TO CHANGE

1) *Scalable battery pack configuration to support multiple product variants and applications*

NIKOLA

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COMPETITIVE LANDSCAPE

COMPETITION	**TRE BEV**
AVG. ~200 MILES[1]	UP TO 350 MILES




DAY CAB MARKET(2)
~95k units annually

78% - REGIONAL
Avg. ~300 - 320 daily miles

22% - LOCAL
Avg. ~150 - 200 daily miles

NIKOLA'S RANGE IS KEY DIFFERENTIATOR

Tre BEV's longer range enables Nikola serve a greater portion of the day cab market

1) *Estimated; subject to change. Average of competitor tractors that qualify for California HVIP as of Mar 23, 2022, and 300-mile Tesla Semi*
2) *Source: ACT Research*

NIKOLA

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TRE BEV PURPOSE-BUILT ELECTRIFIED PLATFORM

POWER ELECTRONICS

- DC-DC converters
- HV distribution modules
- Thermal controls/pumps
- Electronic air compressor electrohydraulic steering
- Electronic park brake control



BATTERY PACKS (9)

E-AXLE

HV INVERTER (2)

NIKOLA

P A G E / 2 2 T R E B E V C O M M I S S I O N I N G A N D D E L I V E R I E S 1) As of March 21, 2022. PROGRAM STATUS(1) 40 PRE-SERIES TRE BEVS 18 have been completed and del ivered to date 22 awaiting final checks and commissioning before delivery Tre BEV start of production (SOP) began 3/21/22

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TRE BEV PILOT TESTING

TRE BEV






EVERGREEN

TTSI

Began **trials with TTSI** on 12/17/21
Two (2) Tre BEVs delivered

- Trucks have logged over 4,500 combined miles
- Achieved 98% total uptime
- Completed a 204-mile trip on a single charge, the longest range recorded by any BEV that TTSI has tested in their fleet

Driver Feedback

- Cab **roominess**
- Great **turning radius**
- High **visibility**
- Ride is **smooth and quiet**
- Strong **power and torque**

NIKOLA

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TRE BEV PRODUCT LIFECYCLE

NIKOLA

START OF PRODUCTION

COMMENCED MAR 21, 2022

SHIPPING

Fulfill customer orders.
exp. first production deliveries **Q2 2022**

PRIMARY GATING ITEMS

BATTERY CELLS	Suppler allocation to support up to **~500** trucks builds in 2022
MODULES, BMS CHIPS, AND PACKS (1)	Supplier allocations support up to **300 - 500** truck builds in 2022

EXP. DELIVERIES 2022
300 – 500

1) *Includes secondary source battery packs expected late Q4 2022*

NIKOLA

P A G E / 2 5 Q & A

P A G E / 2 6 FCEV OVERVIEW 01 02 COMPANY INTRODUCTION 03 BUSINESS MODEL WALKTHROUGH 07 REGULATORY 08 PEOPLE 06 COMMERCIAL STRATEGY 04 MANUFACTURING 05 H2 FUELING ECOSYSTEM TRUCK PORTFOLIO - BEV - FCEV 01 ALPHA PILOT TESTING 05 04 02 PROGRAM STATUS 03 TECHNOLOGY ALPHA PROTOTYPE STATUS VALUE PROPOSITION

PAGE / 27

SECTION PRESENTERS



JASON ROYCHT
GLOBAL HEAD, FCEV

- 23 years of engineering / business expertise at Bosch in various leadership positions in the US and Germany in automotive technical business development
- Recognized by Automotive News as a rising star in 2018 for his efforts in the transformation of Bosch's Commercial Vehicle business
- Joined Nikola as VP of Technology Development and Strategy in Q4 2019 after leading Bosch's investment rounds and strategic partnership with Nikola
- Education: Bachelor of Science in Mechanical Engineering from Kettering University



CHRISTIAN APPEL
GLOBAL CHIEF ENGINEER, FCEV

- 13 years of experience in various engineering and engineering management roles at Bosch and Deutsche ACCUMOTIVE (Daimler)
- Customer Chief Engineer at Bosch from 2017 to 2020
- Has held various other positions at Bosch including Sr. Manager and Sr. Technical Expert Powertrain Systems
- Education: German Diploma (equivalent to Master of Science) from University of Stuttgart

NIKOLA

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TRE FCEV ALPHA PROTOTYPE PHASE

Global R&D effort | Parallel Engineering with key partners




FCEV

Unveiling Sept. 2021
Ulm, Germany



DESIGN AND BUILD OF FC1-2

VEHICLE TESTING (EU)

2021 Q1 | 2021 Q2 | 2021 Q3 | 2021 Q4 | 2022 Q1 +

BUILD FC3-7

VEHICLE TESTING (AZ, MI, ETC)






NIKOLA



"That's a lot further along than I'd normally expect to see. This does not look like an alpha vehicle … this is almost like a pre-production vehicle… Tesla and Nikola are the only two that I think have got a good idea of what the future needs." – ***Sandy Munro, CEO - Munro & Associates, Inc.***

NIKOLA

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TRE FCEV PILOT TESTING

ANHEUSER-BUSCH PILOT

Anheuser-Busch

Start of pilot on Jan 25th, 2022 with two (2) Tre FCEV Alpha Trucks:

- Kick-off pilot: trucks completed a **350-mile journey on one fueling**
    - Nikola HQ (Phoenix, AZ) to AB distribution center (Ontario, CA)
- The trucks are placed into daily service within AB's Southern California distribution network supporting the Van Nuys brewery for a duration of 90 days
- The target of the pilot is to demonstrate technology readiness and obtain real world design feedback with drivers and the logistics team
- As of March 23, the **FCEVs** have accumulated **~8,000 combined miles** and **hauled** over **1.5 million lbs of product**




Anheuser-Busch


Budweiser

NIKOLA

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TRE FCEV ALPHA PILOTS

FCEV PILOT TIMELINE



— Pilots with FC1, 6, and 7 —

2022	Q1 2022	Q2 2022	Q3 2022	Q4 2022	2023
	PILOT 1 AB – Los Angeles	**PILOT 2** TTSI – Port of LA		**ADD'L PILOTS** To be announced SoCal and others	

— Continued testing & development with FC2-5 —

PILOT ROAD DATA

Location: CA



PAYLOAD

Highest customer shipment GCVW **81,780 lbs**

MILES

Pilots will continue operations to achieve a total of **50k** customer road miles by year end

MOBILE FUELING

Mobile fueling solutions → **convenient** fueling at designated pilot locations

UP TIME

>90% combined up time

NIKOLA

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FCEV VALUE PROPOSITION

LEVERAGING THE TRE PLATFORM FOR FUEL CELL ELECTRIC

480kW/645HP Continuous	Maintenance & fuel **cost savings** for better TCO	**Cabover** design for **comfort** and **maneuverability**	Proven, safe, and **reliable platform**	Advanced **driver interface tech** and **connectivity**

KEY ADVANTAGES

1) Up to **500 miles**[1] for longer range / dual shift regional operations
2) Refueling **times and locations comparable** to diesel
3) **Higher freight hauling** vs. other ZEVs
4) **Low net CI** wheel-to-well vs. diesel
5) Battery & Fuel Cell operation optimizes efficiency / durability
6) **Purpose-Built** Electrified Platform **w/ integrated Fuel Cell** and storage
7) **Zero tailpipe emission**, exhaust product of H_2 is water vapor
8) **Nikola → to create H_2 infrastructure** for FCEV customers
9) H_2 fuel prices more **predictable and stable** compared to diesel



1) *Actual range will vary and depends on speed, temperature, topography and payload*

NIKOLA

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TRE FCEV HYDROGEN FUEL CELL DRIVETRAIN

Alpha Fuel Cell Prototype[(1)]



Image via Robert Bosch


FCEV

FUEL CELL POWER UNITS
2x 100kW Net

H_2 TANKS
3x Backpack Tanks
2x Saddle Tanks
Nominal Working Pressure 700 bar
Type 4 Composite

BATTERY PACKS
2X 70kWh Usable

E-AXLE
(Power: 480 kW Continuous)

1) *Components shown are for prototypes and/or illustrative purposes only and may not represent production intent*

SPECIFICATIONS SUBJECT TO CHANGE

NIKOLA

PAGE / 33

TRE FCEV TIMING TO MARKET[1]

ALPHA BUILDS



- Global R&D effort, Parallel engineering with key partners
- Leverage maturity of Tre BEV platform for Tre FCEV Alpha testing
- Tre FCEV Alphas Feedback incorporated into Tre FCEV Beta phase

Alpha Validation →

Alpha Demos →

BETA BUILDS AND BEYOND →



Cab with improved **aerodynamics** and **thermal management**

Light weighting of cab/chassis

Optimized Fuel Cell Power Modules (FCPMs)

Updated controls and HMI

Beta *builds begin in Coolidge & Ulm*

Beta Validation →

Beta Mileage Fleet →

Gamma *Builds Begin*

Gamma Demos →

Pre-series *production begins*

★ **Customer Launch**

Dealer/Customer Delivery →

Start of production *Coolidge*

Start of production *Ulm*

2021 | **2022** | **2023** | **2024**

1) *Milestones based on management projections, subject to change*

NIKOLA

PAGE / 34

NIKOLA VEHICLE MASTER PLAN

Continue to leverage, innovate, and execute


NIKOLA
NIKOLA

2022	2023	2025
TRE BEV	TRE FCEV	NEXT GEN
SHORT-MEDIUM-HAUL UP TO 350 MILE RANGE	MEDIUM-HAUL UP TO 500 MILE RANGE	LONG-HAUL/SLEEPER UP TO 900 MILE RANGE
TRE LAUNCH PLATFORM	IMPROVED AERO FUEL CELL DRIVETRAIN WEIGHT REDUCTION H_2 INFRASTRUCTURE	CONTINUE PLATFORM EVOLUTION

SPECIFICATIONS SUBJECT TO CHANGE

NIKOLA

P A G E / 3 5 Q & A

P A G E / 3 6 MANUFACTURING OVERVIEW 01 02 COMPANY INTRODUCTION 03 TRUCK PORTFOLIO - BEV - FCEV BUSINESS MODEL WALKTHROUGH 07 REGULATORY 08 PEOPLE 06 COMMERCIAL STRATEGY 04 MANUFACTURING 05 H2 FUELING ECOSYSTEM 01 ADAPTIVE MANUFACTURING04 ULM 02 OVERVIEW 03 COOLIDGE

P A G E / 3 7 S E C T I O N P R E S E N T E R • Over 30 years of automotive manufacturing and management experience • Oversaw production and volume ramp of Tesla’s Model S and Model X MARK DUCHESNE GLOB AL HEAD, MANU FACTU RING

PAGE / 38

MANUFACTURING OVERVIEW


NIKOLA HQ
(Phoenix, AZ)
~50 miles
MANUFACTURING FACILITY
(Coolidge, AZ)



	COOLIDGE, ARIZONA	AND	ULM, GERMANY
BACKGROUND	Nikola's 400+ acre greenfield manufacturing facility		Repurposed existing IVECO facility to manufacture Nikola vehicles
PURPOSE	One line capable of producing both, BEV and FCEV for North American market [2]		One line capable of producing both, BEV and FCEV for EU market [2]
ANNUAL PRODUCTION CAPACITY [1]	Up to ~45,000 Total Capacity BEV/FCEV Units		Up to 10,000+ BEV / FCEV Units
START OF PRODUCTION	Commenced March 21, 2022 *(Nikola Tre BEV for North America)*		Expected June 2023 (Nikola Tre BEV for European Market)

1) *Maximum production capacity based on utilizing two 8-hour shifts in Phase 3; production and capacity targets are estimates and are subject to change. Product mix may be adjusted as necessary based on product demand*
2) *Nikola's modular manufacturing process is adaptable to meet customer demands, regardless of product type. Manufacturing overlap consists of components overlap (chassis, inverters, braking, human-machine interface, eAxles, steering, interior design, electrical systems) as well as process overlap (assembly production line, warehousing, welding / painting, administration office)*

PAGE / 39

COOLIDGE MANUFACTURING OVERVIEW

FACILITY PROGRESS

Milestone Completed

JULY 2020


NIKOLA

Groundbreaking ceremony

DECEMBER 2020



Install first steel columns

JULY 2021



Core facilities, assembly, and test road installed

NOVEMBER 2021



Assembly expansion area started

FEBRUARY 2022



Assembly expansion area completed


NIKOLA HQ
(Phoenix, AZ)
~50 miles
MANUFACTURING
FACILITY
(Coolidge, AZ)

- ✓ Greenfield facility to support BEV and FCEV truck manufacturing
- ✓ Fuel-cell power module assembly expected by 2023 in support of the initial Tre FCEV production
- ✓ Bosch will provide key components for fuel-cell power module assembly

EST. TIMELINE[1]

	✓ COMPLETED JULY 2021	✓ COMPLETED MARCH 2022	Q1 2023	2024
	PHASE 0.5	PHASE 1.0	PHASE 2.0	PHASE 3.0
PLANT CAPACITY (# of trucks)	~1,200	~2,400	~20,000	~45,000
PHASE BREAKDOWN	Pilot line, core facilities and buildings	Main assembly hall expansions	Introduction of cab assembly process line	Addition of weld and paint buildings/infrastructure [2]

1) *Estimated; subject to change*
2) *Inclusion of paint and weld facilities subject to final make vs. buy decision*

PAGE / 40

ULM MANUFACTURING OVERVIEW

FACILITY OVERVIEW

- ✓ Nikola's joint venture with Iveco offers access to its **state-of-the-art manufacturing facility located in Ulm, Germany**
- ✓ Minimum expected capital commitment
- ✓ Expected **capacity of 2,000 units per year** with opportunity to **expand to 10,000 per year** with existing footprint


NIKOLA

Official Inauguration (Sep 2021)



US BEV Pre-Series Builds (Jun 2021)


Iveco's Ulm, Germany, facility offers Nikola prime access to serve EU market

PAGE / 41

NIKOLA'S ADAPTIVE MANUFACTURING

Nikola's modular manufacturing process is adaptable to meet customer demands, regardless of product type

- **Overall Plant Capacity (Coolidge):** Up to ~45,000 vehicle per annum
- **Products:** BEV & FCEV

COMPONENTS OVERLAP

Chassis	Inverters
Braking	Human-Machine Interface (HMI)
eAxles	Steering
Interior Design	Electrical Systems

PROCESSES OVERLAP

Assembly Production Line	
Warehousing	Welding / Painting
Administration Office	

~60-65% *Manufacturing Overlap*

\+ **BATTERY** = TRE BEV



\+ **FUEL CELL** = TRE FCEV



NIKOLA

P A G E / 4 2 Q & A

P A G E / 4 3 BREAK

P A G E / 4 4 03 MANUFACTURING ENERGY ECOSYSTEM OVERVIEW 01 02 COMPANY INTRODUCTION TRUCK PORTFOLIO - BEV - FCEV BUSINESS MODEL WALKTHROUGH 07 REGULATORY 08 PEOPLE 06 COMMERCIAL STRATEGY 04 05 H2 FUELING ECOSYSTEM 01 ECOSYSTEM OVERVIEW 02 BUSINESS ACTIVITIES - PRODUCTION / INCENTIVES - DISTRIBUTION - DISPENSING / INCENTIVES 03 NIKOLA SUPPLY CO. TCO DRIVERS04

PAGE / 45

SECTION PRESENTERS



PABLO KOZINER

PRESIDENT, NIKOLA ENERGY AND COMMERCIAL

- Over 20 years of experience building and managing companies in the construction and energy industry
- Served as President at Solar Turbines from 2015-2019
- Previously served as Vice President / Regional Manager of Caterpillar Inc. from 2011 to 2014
- Education: BA from Boston College and JD from Boston College Law



CAREY MENDES

GOUP HEAD, ENERGY FINANCE

- Over 20 years of experience in banking, finance and energy supply & trading
- Served as Head of BP's North American Energy Supply & Trading business,
- Global leadership for the BP Low Carbon trading business
- Chief Risk Officer for BP's Integrated Supply & Trading unit
- Education: BA, MBA from University of Calgary and CFA Charter Holder



ERIK MASON

GLOBAL HEAD, ENERGY SUPPLY AND TRADING

- Over 20 years of experience in banking and energy commodity trading, working across the entire energy complex
- Served as Managing Director of Global Structured Products for BP Energy Trading, developing large highly structured energy projects and solutions
- Founding Chairman of Clean Hydrogen Future Coalition
- Education: BM from University of Lethbridge and CFA Charter holder



RYAN McGEACHIE

GLOBAL HEAD, ENERGY INFRASTRUCTURE AND COMMERCIAL OPERATIONS

- Over 20 years of experience in the energy supply and trading industry
- Served as Global Head of Structured Products Americas for BP Energy Trading
- Deep experience Power, Natural Gas, and Low carbon markets
- Education: BCom from University of Calgary and CFA Charter Holder

P A G E / 4 6 N I KO L A E N E R GY S T R AT E G I C D R I V E R S HYDROGEN FCEV TRUCK Safety Competitive H2 Cost Reliable Supply for Customers Low Carbon Intensity Energy Value Chain Monetization

PAGE / 47

H_2 FUELING ECOSYSTEM[1]

Leverage strategic and financial partners to help fund the development of infrastructure (production and dispensing), while capturing value and optimizing margin due to Nikola's asset-light and capital-efficient approach

NIKOLA

H_2 FUELING ECOSYSTEM

1) PRODUCTION

- BUILD H_2 PRODUCTION
- PROCURE OTHER H_2 SUPPLY

NIKOLA + STRATEGIC & FINANCIAL PARTNERS

TC Energy, aps, WV Resources

2) Nikola Energy Supply & Trading (ES&T)

"Supply Co."

- ENERGY OPTIMIZATION
- LOGISTICS & DISTRIBUTION
- ENERGY TRADING

OWNED/CONTROLLED BY NIKOLA

CONTROL H_2 MOLECULE THROUGHOUT ECOSYSTEM

3) DISPENSING

- BUILD STATIONS
- SELL H_2 TO NIKOLA + OTHER CUSTOMERS

NIKOLA + STRATEGIC & FINANCIAL PARTNERS

OPAL FUELS, TA

1) *Planned*

NIKOLA

PAGE / 48

HYDROGEN SUPPLY STRATEGY[1]

Supply **low cost and low CI hydrogen** to our customers with a clear path to net zero by taking a technology-agnostic approach to produce or source hydrogen in every region

ROBUST HYDROGEN SUPPLY

1 FIXED INFRASTRUCTURE

HUB PRODUCTION



Partner with Infrastructure Developers to **access low cost of capital** to **build large scale hydrogen production**

3RD PARTY OFFTAKE



Opportunistically execute offtake agreements with 3rd party producers to **secure low-cost, low carbon-intensity hydrogen**

2 SHORT TERM SUPPLY



Execute short term supply agreements with strategic partners to **bridge long-term supply** and **enable spot system balancing**, trading and optimization across the growing asset network

1) *Planned*

NIKOLA

PAGE / 49

HYDROGEN PRODUCTION[1]

Nikola is partnering with strategic and financial partners to help fund H_2 production facilities to support Nikola's Hydrogen demand from FCEV leases

1) PRODUCTION[2]

NIKOLA "Supply Co."



2) DISTRIBUTION



3) DISPENSING



STRUCTURE & IMPACT

NIKOLA + STRATEGIC & FINANCIAL PARTNERS

- Production assets to be **structured as SPV** where Nikola owns 0%-50%
- SPVs to be **funded by partners** with a **lower cost of capital**
- Robust pipeline for projects **ideally suited for investment from ESG funds**
- Plans to commence construction of the **first H_2 production hub** 2H 2022

H_2 PRODUCTION MODELS



HUB-AND-SPOKE



OPPORTUNISTIC OFF-TAKE



ONSITE

H_2 is produced and dispensed onsite

ECONOMICS

REVENUE	Off-take price to be negotiated with **"Supply Co."**
– PRODUCTION COST	**Production incentives** intended to reside at production entity, serve to offset NKLA offtake price
PRODUCTION MARGIN	Estimated steady-state fixed return of **7-10%**

1) *Based on current expectations; subject to change*
2) *Production assets to be structured as SPV where Nikola owns 0% - 50% of the production entity*

NIKOLA

PAGE / 50

PRODUCTION INCENTIVES – CURRENT / POTENTIAL

Existing and proposed legislation is expected to allow Nikola to capitalize on further value creation

45Q – Qualified Carbon Capture



- Existing tax credit of **\$12-\$50 / mt of CO_2** captured & sequestered
- Proposals in congress could boost to \$175 / mt - current consensus **target increase is centering around ~\$85 / mt**

Potential Incentive Value[(1)]:
~\$0.07 - \$0.52 / kg

Producer Tax Credit (PTC)

CO_2e kgs to produce a kg of H_2	PTC per kg
At least 0.0 but less than 0.45	\$3.00
At least 0.45 but less than 1.5	\$1.002
At least 1.5 but less than 2.5	75¢
At least 2.5 but less than 4	60¢
At least 4 and not more than 6	45¢

- Not currently available – "Build Back Better" bill proposed
  - Up to **\$3.00 / kg H_2 produced,** or
- Credits dependent on CO_2 emittance per kg H_2 produced

Potential Incentive Value:
~\$0.45 - \$3.00 / kg

1) *Based on \$12-\$85 Credit Value / mt of CO_2*

NIKOLA

PAGE / 51

HYDROGEN DISTRIBUTION

Nikola to partner with distribution partners who have assets and experience in transportation and logistics


1) PRODUCTION
NIKOLA "Supply Co."
2) DISTRIBUTION
3) DISPENSING

STRUCTURE & IMPACT

NIKOLA + STRATEGIC & FINANCIAL PARTNERS

- **Distribution a pass-through cost**, impacts "Supply Co." P&L
- **Reduced capital required** by Nikola to execute its business plan
- Initially per-mile cost to "Supply Co."
- Over time, Nikola may own/operate distribution assets

DISTRIBUTION MODELS

ROAD

Dedicated road trailers, including:

- Liquid
- Compressed Gas

PIPELINE

Leverage existing pipeline infrastructure

ECONOMICS

REVENUE	Distribution rate per kg / mile negotiated with **"Supply Co."**
– DISTRIBUTION COST	Cost per kg of hydrogen distribution
DISTRIBUTION MARGIN	Distribution company to achieve rate of return based on capital invested

NIKOLA

PAGE / 52

HYDROGEN DISPENSING[1]

Nikola plans to partner with both strategic and financial partners to build out dispensing stations to reduce CAPEX and improve speed to market


1) PRODUCTION
NIKOLA "Supply Co."
2) DISTRIBUTION
3) DISPENSING(2)

STRUCTURE & IMPACT

NIKOLA + STRATEGIC & FINANCIAL PARTNERS

- Partners help offset **CAPEX** and increase **speed to market**
- Modular construction designed to allow for gradual phase-out of diesel pumps at **existing fueling lanes** (reduces timing risk for station operators)
- Nikola Bundled Lease brings **H_2 DEMAND**, "Supply Co." brings station **H_2 SUPPLY**

STATION SPECS[3]

~105-~210	4-8+ TPD → ability to support 105-210+ bundled leases
4-8+	Initial 4-8+ TPD dispensing capacity Modular for expansion flexibility
700	700 bar pressure (~10,000 psi) ~20 min fuel time, similar to diesel

— ANNOUCNED PARTNERS —

TA — Retail stations — Beta station expected to be operational 1H 2023

OPAL FUELS — Behind the Fence — Individual large customers

ECONOMICS

REVENUE	Nikola bundled-lease customers and other third parties
– MOLECULE COST	Price of Hydrogen set by "Supply Co."
– DISPENSING COST	CAPEX and costs of operating dispensing station
DISPENSING MARGIN	Shared based on ownership in each individual dispensing SPV

1) *Based on current expectations; subject to change*
2) *Nikola plans to own 0% - 100% of any dispensing station SPV*
3) *Illustrative; subject to change*

NIKOLA

PAGE / 53

DISPENSING INCENTIVES – CURRENT / POSSIBLE

Low Carbon Fuel Standard (LCFS)

LOW CARBON FUELS

Hydrogen	Bio-methane
Biodiesel	Ethanol
Renewable Diesel	Electricity

Credits generated through dispensing fuels produced with **low carbon intensity** (CI)

Designed to reduce CI of transportation fuel pool & increase use of low carbon and renewable alternatives

Goal to reduce CI of transport fuel **20% by 2030**

Credits can be monetized by credit sales ($125-$200 $/MT LCFS recent range)

Potential Incentive Value:
~$0.94 - $3.64 / kg[(1)]

1) *Depending on Production Technology Used & LCFS Credit Price*

NIKOLA

PAGE / 54

NIKOLA "SUPPLY CO." ILLUSTRATED

ILLUSTRATIVE PURPOSES ONLY; SUBJECT TO CHANGE


CUSTOMER
May refuel at any station in Nikola network
H_2 PRODUCTION SPV's
Nikola Energy Supply & Trading (ES&T)
"Supply Co."
PROCURES
from any number of production facilities
SELLS
into any number of dispensing stations
Nikola Responsible for DISTRIBUTION
H_2
H_2
H_2
H_2 DISPENSING SPV's
Nikola H_2 Margin comes via "Supply Co"
of H_2 kgs x margin per kg

NIKOLA

PAGE / 55

HYDROGEN MARKET DRIVERS



Illustrative, as of March 2022[1]
$6.04
$5.19
$5.26
$5.34
$4.78
$4.65
WVR Hub
$6.26
$4.94
AZ Hub
$4.87
Regional Diesel Pricing

ENTRY & EXPANSION DRIVERS

- TCO competitive with diesel
- Favorable production economics in region
- Supportive government legislation
- High customer density
- Ability to leverage existing infrastructure

1) PADD - "Petroleum Administration for Defense Districts"; Source: US Energy Information Administration ("EIA") Form EIA-888; US Diesel Prices - https://gasprices.aaa.com/state-gas-price-averages/ as of 21-March-2022; CAD Diesel Prices - https://www.caa.ca/gas-prices/ as of 21-Mar-2022

NIKOLA

P A G E / 5 6 Q & A

P A G E / 5 7 03 04 MANUFACTURING H2 FUELING ECOSYSTEM COMMERCIAL OVERVIEW 01 02 COMPANY INTRODUCTION TRUCK PORTFOLIO - BEV - FCEV BUSINESS MODEL WALKTHROUGH 07 REGULATORY 08 PEOPLE 06 COMMERCIAL STRATEGY05 01 02 03 DEALER AND SERVICE NETWORK07 MOBILE STRATEGY FIXED INFRASTRUCTURE 06 SALES FUNNEL OVERVIEW04 COMMERCIAL STRATEGY 05 SALES PROCESS CALIFORNIA HVIP

P A G E / 5 8 S E C T I O N P R E S E N T E R S • Over 20 years of experience building and managing companies in the construction and energy industry • Served as President at Solar Turbines from 2015-2019 • Previously served as Vice President / Regional Manager of Caterpillar Inc. from 2011 to 2014 • Education: BA from Boston College and JD from Boston College Law • Over 28 years of experience within transportation, power solutions, sales and service • Served in various roles, including Vice President, at Solar Turbines from 1997-2019 • Previously served as Senior Engineer at American Airlines from 1992 to 1997 • Education: BS from Texas A&M • Executive Education: Thunderbird School of Global Management; Stanford Graduate School of Business PABLO KOZINER PRESIDENT, NIKOLA ENERGY AND COMMERCIAL MARK KEITH GLOBAL HEAD, BU SINESS DEVELOPMENT AND SERVICE

PAGE / 59

COMMERCIAL KEY STRATEGIES

OUR OFFERING



ELECTRIC TRUCKS

Battery-electric class 8 trucks
Hydrogen fuel cell-electric vehicles



ENERGY

Battery charging solutions
Hydrogen production & fueling stations



SERVICE

Dealer network in place to support sales and service

CUSTOMER SOLUTIONS(1)

DIRECT PURCHASE



- Vehicle
- Service & support plan through dealers

BUNDLED LEASE



- Vehicle
- Energy (H_2 or charging)
- Service & support plan

1) *Purchase will be the primary solution for BEV trucks. However, FCEV truck solutions may be structured as a purchase with a fuel/service contract*
Bundled lease will be the primary solution for FCEV trucks. However, in some cases BEV truck solutions may be structured as a bundled lease with dealers including infrastructure, service contracts, etc

NIKOLA

PAGE / 60

TRE BEV GO-TO-MARKET STRATEGY

PRODUCT
- Class 8, Battery Electric Day Cab Tractor
- Charging Solutions
- Service Support

CUSTOMER
- Local/Regional Day Cab Ops
- Innovative/Incentive-Driven
- Sustainability-Focused

TIMING(1)
- US – March 2022
- EU - 2023
- CAN - 2024+

SALES PROCESS









Tour of Nikola HQ and/or Coolidge Manufacturing Plant → **Marketing Events** → **Customer Demos and Pilots** → **LOIs and Orders**

1) *Expected; subject to change*

NIKOLA

P A G E / 6 1 S TAT E I N C E N T I V E S CA HVIP $120k - $150k Incentive (available March 30, 2022) POs for 20 Vouchers secured Total add’l pipeline - 116 vouchers NY TVIP Up to $185k Incentive (Pending) Other Programs Other states considering • Up to ~$240M in total funding available next round (March 30, 2022 opening) • OEM rolling limit of 100 vouchers outstanding • Customer limit of 30-50 vouchers PROGRAM DETAILS

P A G E / 6 2 B E V S A L E S F U N N E L Nikola is building strong momentum from recent customer wins that provide visibility into a pipeline for 2022 and beyond (1) 1) Subject to execution of definitive agreements or POs, and ability to deliver trucks; subject to customer cancellation 2) HVIP has 100 unit per OEM limit 3) LOIs based on satisfactory completion of the vehicle trials / demonstration programs  Successful demos  Trucks to dealers  HVIP Activation (2)  Charging solutions 3 0 (3) ( L O I ) 1 0 0 (3) ( L O I ) 1 0 ( O r d e r ) 1 0 0 (3) ( L O I ) 2 5 ( M O U ) 1 0 0 ( L O I ) 1 0 (3) ( L O I ) 5 0 (3) ( L O I ) High Potential: • 14 customers • 126 trucks • Success rate > 85% High Interest: • 16 customers • 285 trucks • Success rate > 60% BEV PIPELINE AS OF MAR 2022 UP TO 425 UNDER LOI / MOU POTENTIAL 2022 DELIVERIES: 300-500 BEVs

PAGE / 63

FCEV SALES FUNNEL

Nikola is building strong momentum from recent customer wins that provide visibility into a pipeline for 2022 and beyond (1)



- ✓ Defined regional priorities
- ✓ Key region fueling plans
- ✓ Successful demos

FCEV PIPELINE

AS OF MAR 2022

UP TO **700+**

FOCUS FOR 2022

- Prioritize California market
- Target top national fleets
- Leverage demos and BEV deployments
- Follow H_2 infrastructure roll-out

UP TO 1,010 UNDER CONTRACT /LOI / MOU

Customer	Units	Customer	Units
Covenant	40 (LOI)	TTSI	70(3) (LOI)
Anheuser-Busch	800(2) (Contract)	PGT Trucking Inc. (The Proud Professionals)	100(3) (LOI)

Continue to Build Demand Through 2H 2023 Launch

1) Subject to execution of definitive agreements or POs, and ability to deliver trucks; subject to customer cancellation
2) AB order for up to 800 FCEVs; subject to satisfaction of delivery timelines and vehicle specifications
3) LOIs based on satisfactory completion of the vehicle trials / demonstration programs

NIKOLA

PAGE / 64

NEAR-TERM ENERGY SOLUTIONS – MOBILE FUELERS[1]

BEV & FCEV ADOPTION HURDLES

Permanent infrastructure → **12-18 months** to construct, permit, commission, and operationalize
Requires a **commitment to a specific location**

Nikola's mobile charging solutions are designed to solve near-term barriers to adoption

TRE BEV


NIKOLA

MOBILE CHARGING TRAILER

- To provide **immediate charging solutions** to fleets
- Locations → at depots or remote environments
- Low capital cost

TRE FCEV



Illustrative Rendering

MOBILE FUELING TRAILER

- **Flexible solution** to test/enter new H_2 dispensing markets
- Fleets can use to flex new routes or regions
- 200 - 700 bar[2] fueling options

1) *Planned, subject to change*
2) *700 bar mobile fueling trailers will be available 2H 2022*

PAGE / 65

FIXED INFRASTRUCTURE

CHARGING PLAYBOOK – CONSULTING AND GUIDANCE

- Depot requirements - electrical loads
- Truck operational & duty cycle analysis
- Charging optimization
- Utility coordination - rates an incentives
- Dealer energy solutions
- Key input to TCO modeling

Charger Supplier

TRITIUM

- Supplier since March 2020

Dealer Network



- Deep expertise in power solutions

Infrastructure Solutions Providers

NIKOLA™ + STRATEGIC & FINANCIAL PARTNERS

PAGE / 66

DEALER AND SERVICE NETWORK

The dealer network is essential to providing a national sales and service network for customers

DEALER AND SERVICE PARTNERS(1)	RIG360	Wagner Equipment Co	Ring Power	HOLT Truck Centers	Carter Machinery	Alta	Quinn Company
	65	11	14	7	12	6	12

127 in total

Continued expansion across continental U.S. expected to continue throughout 2022



INFRASTRUCTURE
Shop bays, tools, diagnostics

COLLABORATION
Customers, dealers, service providers suppliers, component OEMs

COMMUNICATION
ERP in place and integrated with Service, Parts, Warranty

LOGISTICS
Footprint coverage, parts

SAFETY
Driver, techs, operating safety

SERVICE

ENGINEERING
Quality, durability, reliability robust 360 processes

TECHNICIAN PROFICIENCY
Certification process for primary & ancillary vendors and dealers

WARRANTY
Policies, coverage and recovery from suppliers

DATA ANALYTICS
Predictive maintenance

WORK STANDARDS & PROCESSES
Preventative maintenance

Engineered methods

~4-6%*
WARRANTY COVERAGE
**of average sales price(1)*

1) *Subject to execution of definitive documents*

NIKOLA

P A G E / 6 7 D E A L E R D E L I V E R I E S

P A G E / 6 8 Q & A

P A G E / 6 9 REGULATORY OVERVIEW 01 02 COMPANY INTRODUCTION 03 TRUCK PORTFOLIO - BEV - FCEV BUSINESS MODEL WALKTHROUGH 07 REGULATORY 08 PEOPLE 06 COMMERCIAL STRATEGY 04 MANUFACTURING 05 H2 FUELING ECOSYSTEM 01 NIKOLA’S FOCUSED INITATIVES04 MANDATES 02 OVERVIEW 03 INCENTIVES

P A G E / 7 0 S E C T I O N P R E S E N T E R • Over 20 years of experience on commercial litigation, intellectual property, corporate formation, and governance, and real estate matters • Served as a partner at the law firm of Beus Gilbert PLLC • Graduated with honors from the University of Michigan Law School and completed his undergraduate studies at Brigham Young University BRITTON WORTHEN CHIEF LEGAL OFFICER

PAGE / 71

FEDERAL, STATE, AND FOREIGN INCENTIVES

Various federal, state, and foreign incentives provide favorable ZEV heavy-truck tailwinds

INCENTIVES

FEDERAL

- Infrastructure Jobs and Investment Act → (Signed Nov '21)
  - Regional Clean H_2 Hub Program ($8B)
  - Ports Infrastructure Development Program ($0.5B)
  - Charging and Fueling Infrastructure Program ($2.5B)
- U.S. DOE Loan Program ($40B)
  - Infrastructure technology to **reduce emissions** for a clean energy future



STATE



CA Hybrid Zero-Emission Truck and Bus Voucher Incentive Project (HVIP)

- Tre BEV - up to **$150k/truck**



NY Truck Voucher Incentive Program (NY TVIP)

- Tre BEV up to **$185K/truck** Pending Approval



Low Carbon Fuel Standard (LCFS)

- Market-based credit program to reduce carbon intensity (CI)
- CA, OR, WA, and 8 additional states pending

FOREIGN

- Germany
  - Federal Ministry of Transport and Digital Infrastructure ($7.9B)
  - 80% of the incremental cost of replacing a diesel truck with a ZEV truck



NIKOLA

PAGE / 72

HEAVY TRUCK-SPECIFIC MANDATES

Mandates and requirements specific to heavy-duty trucks are driving changes to transportation sector

MANDATES

FEDERAL

- EPA → Proposed Clean Truck Rulemaking (Final YE '22)
  - Stronger NOx and GHG standards to reduce pollution starting model year (MY) **'27**



STATE

- Advanced Clean Truck (ACT) Standard
  - MY '24/'25 through '35 zero emission truck sales require:
    - 55% of Class 2b - 3
    - 75% Class 4 – 8 (Straight-trucks)
    - 40% truck-tractor
  - Adopted = **6** states
  - Pending = **8** states



FOREIGN

- MOU for zero-emission medium/heavy-duty vehicles – signed Fall '21
  - Target for ZEV new truck/bus sales → **100% by 2040**
  - Signed by: UK, Canada, Austria, Norway, Denmark, Finland, Switzerland, etc.



NIKOLA

PAGE / 73

NIKOLA'S ACTIVE ROLE IN POLICY FORMATION

Nikola is working to effect positive heavy-truck legislative activity

OKLAHOMA HYDROGEN LEGISLATION

- Voted to advance ZEV-related bill → $100k/zero-emission truck in tax credits
    - Cap up to $10M each for BEVs and FCEVs
- Roadmap for other state ZEV incentive programs



BUILD BACK BETTER


= $

- Climate-Related Tax Credits (Commercial Vehicle & H_2 Production)
    - Strong outreach & communication with key senators
    - Purpose: to advance a climate tax package in spending bill

FEDERAL WEIGHT EXEMPTION AND ZERO-EMISSION TRUCK PILOT PROGRAM

- Working with Senate and White House to include hydrogen in federal weight exemption
- Plans to initiate a pilot program to study the impact of zero-emission truck deployment on the federal interstate system



NIKOLA

P A G E / 7 4 Q & A

P A G E / 7 5 PEOPLE OVERVIEW 01 02 COMPANY INTRODUCTION 03 TRUCK PORTFOLIO - BEV - FCEV BUSINESS MODEL WALKTHROUGH 07 REGULATORY 08 PEOPLE 06 COMMERCIAL STRATEGY 04 MANUFACTURING 05 H2 FUELING ECOSYSTEM 03 WORKFORCE ALIGNMENT THROUGHOUT ORGANIZATION02 EXECUTIVE COMP STRATEGY01

P A G E / 7 6 S E C T I O N P R E S E N T E R • Served as the Senior Director of Talent at Vista Outdoor • Worked with the H.J. Heinz Company as a Business Partner for the company’s corporate team supporting the CFO, General Counsel, CHRO, SVP of Marketing, SVP of Communications and SVP of Investor Relations • Graduated with honors from the Marriott School of Management with a master’s degree in Public Administration and cum laude with a bachelor’s degree in Communications from Brigham Young University JOSEPH PIKE CHIEF HU MAN RESOU RCES OFFICER

PAGE / 77

EXECUTIVE COMPENSATION STRATEGY ALIGNED TO SHAREHOLDERS

RISK REFLECTED

$1

*Executives make **$1 cash a year***

All other compensation is stock, creating a 99:1 at-risk pay ratio

LONG-TERM ORIENTED

3

*Executive annual stock awards **cliff vest after 3 years***

Encourages long-term thinking and decision making

SHAREHOLDER ALIGNED

*Executive performance awards are tied to **shareholder gains** in the form of stock prices hurdles ($25, $40, $55)*

Only earned if prices are met and maintained for a specified period

NIKOLA

P A G E / 7 8 D R I V I N G A M E N TA L I T Y O F O W N E R S H I P

P A G E / 7 9 A G R O W I N G P R O D U C T- F O C U S E D P O P U L AT I O N

P A G E / 8 0 Q & A

P A G E / 8 1 03 04 MANUFACTURING H2 FUELING ECOSYSTEM BUSINESS MODEL WALKTHROUGH 01 02 COMPANY INTRODUCTION TRUCK PORTFOLIO - BEV - FCEV PEOPLE07 REGULATORY 08 BUSINESS MODEL WALKTHROUGH 06 COMMERCIAL STRATEGY05 01 BUSINESS MODEL OVERVIEW 02 TRUCK ECONOMICS - BEV - FCEV ILLUSTRATIVE H2 VALUE CHAIN04 03 ILLUSTRATIVE BUNDLED LEASE OVERVIEW 05 COOLIDGE CAPEX OVERVIEW 06 OTHER ITEMS - OTHER POTENTIAL REVENUE OPPORTUNTIES - FUNDING OVERVIEW

P A G E / 8 2 S E C T I O N P R E S E N T E R • Over 20 years of experience in principle investments, private equity, investment banking, corporate restructuring, and operational performance improvements • Served as Partner and Sr. Managing Director at Solic Capital • Previously, served as CFO and General Manager for various companies in manufacturing, business services, and healthcare • Education: BS from Brigham Young University and MBA from Northwestern’s Kellogg Graduate School of Management KIM BRADY CHIEF F INANCIAL OFFICER

PAGE / 83

BUSINESS MODEL OVERVIEW

ILLUSTRATIVE PURPOSES ONLY; SUBJECT TO CHANGE

	TRUCKS		FUEL & SERVICE	
	 BEV	 FCEV	H_2	Service
REVENUE DRIVERS	Units Sold × Average Sales Price	Units Sold × Average Sales Price	Kg Dispensed × Rate per kg	Miles Driven × Rate per Mile
	BEV Truck Revenue	**FCEV Truck Revenue**	**H_2 Ecosystem Revenue**	**Service Revenue**
PRIMARY GO-TO-MARKET STRATEGY[1]	**DIRECT SALE**	**BUNDLED LEASE**		

1) *Subject to change*

NIKOLA

PAGE / 84

BEV UNIT ECONOMICS

ILLUSTRATIVE PURPOSES ONLY; SUBJECT TO CHANGE

TRE BEV

	2022 Guidance	2023	Steady State [1]
GROSS MARGIN	(75%) - (60%)	***EXPECTED POSITIVE GM***	***EXPECTED ~20% GM***


Labor, OH, Warranty, Freight $125K
BOM $375K

$300K *Sales Price*

($500K) *COGS*

($200K) *Gross Profit*

(60%) Gross Margin

KEYS TO COST REDUCTION

- VOLUME INCREASE
- SUPPLY CHAIN LOCALIZATION
- BILL OF MATERIALS REDUCTION
- OTHER ECONOMIES OF SCALE

1) *Steady state production expected in 2025+*

NIKOLA

PAGE / 85

FCEV UNIT ECONOMICS

ILLUSTRATIVE PURPOSES ONLY; SUBJECT TO CHANGE


BUNDLED LEASE
~40%
~50%
~10%

TRE FCEV

	At Launch 2H'23	2024	Steady State [1]
GROSS MARGIN	(75%) - (60%)	***EXPECTED BREAKEVEN***	***EXPECTED ~20% GM***

2H 2023 Launch of Tre FCEV

Positive gross margin expected in **2024**

Coolidge capacity ~20,000 total units at 2023 launch



Capacity ONLY

COOLIDGE MFG CAPACITY[2]


2,400
45,000
Current Capacity
2022
Phase 3.0 Capacity
2024

1) *Steady state production expected in 2026+*
2) *Capacity = # of trucks the manufacturing facility is capable of building per annum. Volume = actual # of trucks SOLD per annum, subject to market penetration, ZEV adoption, supply chain, etc*

PAGE / 86

ILLUSTRATIVE BUNDLED LEASE – FCEV ONLY

Revenue from FCEV leases is allocated between Truck, Fuel, and Service

ILLUSTRATIVE PURPOSES ONLY; SUBJECT TO CHANGE

ILLUSTRATIVE TCO RANGE[1]

Traditional Diesel

~$1.05/Mile TO **~$1.25/Mile**

TARGET
Match or Beat TCO of traditional diesel

BUNDLED LEASE[2]

	FCEV	H_2	Service
ILLUSTRATIVE LEASE ALLOCATION %[3]	~40%	~50%	~10%
REVENUE & CASH RECOGNITION	✓ UP-FRONT	OVER 7-YRS	OVER 7-YRS

EACH FCEV LEASE

7-yrs or 700,000 miles (whichever comes first)

700,000 mi ÷ 7.5 mi/kg H_2 [4]

93,333 kgs H_2 (per 7-year lease)

Modeling Guidance

A FUEL PRICE × B FUEL VOLUME

1) Illustrative per mile cost range for traditional diesel, management estimate only, actual costs vary customer by customer
2) Bundled-lease payment may be structured as one contract, or may contain up to three separate contracts, subject to change
3) Bundled-lease allocations rates may vary and are subject to change
4) Subject to change, 7.5 mile /kg efficiency may vary based on speed, temperature, topography, and payload

NIKOLA

PAGE / 87

ILLUSTRATIVE H_2 VALUE CHAIN

Each Step in Value Chain Captures Profit as Molecule Moves from Production to Customer

ILLUSTRATIVE PURPOSES ONLY; SUBJECT TO CHANGE

BUNDLED LEASE
~40% ~50% ~10%

PRODUCTION SPVs

PRODUCTION REVENUE	$$
PRODUCTION COST	($)
PRODUCTION PROFIT	**$**

NIKOLA ES&T
"SUPPLY CO."

REVENUE	$$$$
MOLECULE COST	($$)
DISTRIBUTION COST	($)
"SUPPLY CO." PROFIT	**$**

DISPENSING SPVs

DISPENSING REVENUE	$$$$$
MOLECULE COST	($$$$)
DISPENSING COST	($)
DISPENSING PROFIT	**$**

CUSTOMER

Allocated fuel portion of bundled lease

Implied $/kg

NIKOLA + STRATEGIC & FINANCIAL PARTNERS

NIKOLA
100% OWNED/CONTROLLED

NIKOLA + STRATEGIC & FINANCIAL PARTNERS

NIKOLA

Nikola ES&T profit
x kg H_2 dispensed

NIKOLA

PAGE / 88

ILLUSTRATIVE IMPACT OF H_2 INCENTIVES

"Supply Co." captures benefits of tax or monetized credits through value chain through increased margins

ILLUSTRATIVE PURPOSES ONLY; SUBJECT TO CHANGE

BUNDLED LEASE: ~40% | ~50% | ~10%

NIKOLA ES&T

PRODUCTION SPVs

PRODUCTION TAX CREDITS

# of eligible kgs produced
× Credit $/kg H_2 Produced
PRODUCTION TAX CREDITS

Offsets costs of production

Allows lower sales price to "Supply Co."

Optimize Margin at "Supply Co."

DISPENSING SPVs

LCFS CREDIT

# of eligible kgs dispensed
× Credit $/kg H_2 Dispensed
LCFS CREDITS

Higher Price/kg Sold into Dispensing Stations[1]

Lowers Molecule Cost to "Supply Co." | **Increases Molecule Revenue to "Supply Co."**

1) *Presence of LCFS credits will likely result in higher price/ kg purchased from "Supply Co."*

NIKOLA

PAGE / 89

COOLIDGE CAPEX OVERVIEW

ILLUSTRATIVE PURPOSES ONLY; SUBJECT TO CHANGE


NIKOLA HQ
(Phoenix, AZ)
~50 miles
MANUFACTURING FACILITY
(Coolidge, AZ)

Includes Phase 2.0 facility and capacity expansion, commence buildout of FCPM assembly line, & test track facilities

EST. CAPEX	SPEND THRU DEC'21	2022	2023	TOTAL SPEND
PHASE CAPEX	**~$105M**	**~$150M**	**~$345M**	**~$600M**
BUILDING	~$85M	~$70M	~$95M (C)	~$250M (D)
EQUIPMENT (A)	~$20M	~$80M	~$100M (C)	~$200M
PAINT & WELD (B)	$0	$0	~$150M	~$150M

A — Equipment includes truck capacity expansion and **fuel cell power module (FCPM)** assembly

B — Inclusion of paint and weld facilities and equipment **subject to final make vs. buy** decision (decision by Q2 2022)

C — Includes buildout of **phase 3.0 building and equipment** capacity plus the ramp up of FCPM assembly capabilities

D — To reduce overall CAPEX Nikola may consider entering into a **sale-leaseback agreement** upon plant completion

NIKOLA

PAGE / 90

ADDITIONAL REVENUE GENERATION & INCOME OPPORTUNITIES

ILLUSTRATIVE PURPOSES ONLY; SUBJECT TO CHANGE

OPPORTUNITY / REVENUE MODEL / DESCRIPTION

50/50 European JV with IVECO

Ulm production capacity	[# units]
Allocation to Nikola	50%
ASP	$$$
REVENUE	**Nikola units x $$$**

Nikola and IVECO purchase trucks from the JV for sale in the EU market [1]

DISPENSING CREDITS

Eligible H_2 kg dispensed	[# of kgs]
LCFS credit / kg	$$
REVENUE PER SATION	**kg x $$**

LCFS Credits are currently available in California, Oregon, and Washington, and likely to expand

H_2 PRODUCTION TAX CREDITS

Eligible H_2 kg Produced	[# of kg]
Production Tax Credit / kg	$$
REVENUE PER HUB	**Kg x $$$**

Production Tax Credits are currently being considered (45Q, PTC, etc.). If formally adopted, would serve to reduce overall NET cost of production

1) *JV is a contract manufacturer selling Nikola & IVECO trucks at cost-plus 5% markup. Nikola and IVECO will sell trucks through their respective distribution channels in the EU market*

NIKOLA

PAGE / 91

FUNDING OVERVIEW

ILLUSTRATIVE PURPOSES ONLY; SUBJECT TO CHANGE

REPORTED LIQUIDITY

as of 12.31.21


ELOC Balance as of Dec. 31, 2021
FY21 Reported Cash
~$958M
$436M
$522M
LIQUIDITY AS REPORTED 12.31.21

FUNDING OVERVIEW

~$958M AVAILABLE LIQUIDITY AS OF 12/31/21

MAINTAIN LIQUIDITY FOR NEXT 12 MONTHS

2022 NET CASH SPEND EXPECTED $720M – 775M

NIKOLA TO BE FLEXIBLE AND OPPORTUNISTIC WHEN FUNDING FUTURE CAPITAL NEEDS

P A G E / 9 2 Key 2022 Milestones for Nikola Deliver 300 – 500 production Nikola Tre BEVs to customers Successful pilot testing of Tre FCEV alpha trucks with customers (Anheuser-Busch, TTSI, and others) Build, test, and validate Tre FCEV beta trucks Announce location, break ground, and commence construction of the first hydrogen production hub in AZ Announce two or more dispensing station partners in CA 2 0 2 2 M I L E S TO N E S

P A G E / 9 3 Q & A

T H A N K Y O U